INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
SUPPLEMENT DATED DECEMBER 1, 2023
TO THE SUMMARY AND STATUTORY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 16, 2022,
AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2023 Corporate Bond ETF (BSCN)
Invesco BulletShares 2023 High Yield Corporate Bond ETF (BSJN)
Invesco BulletShares 2023 Municipal Bond ETF (BSMN)
(each, a “Fund” and collectively, the “Funds”)
Effective December 11, 2023, the Funds, each a separate series of the Invesco Exchange-Traded Self-Indexed Fund Trust (the “Trust”), will no longer accept creation orders.
The last day of trading of each Fund on The Nasdaq Stock Market LLC (the “Exchange”) will be December 15, 2023. Shareholders may sell their holdings of a Fund on the Exchange until market close on December 15, 2023 and may incur typical transaction fees from their broker-dealer.
In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 19, 2023 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders. In connection with such termination, shareholders who do not sell their shares of a Fund before market close on December 15, 2023 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 19, 2023.
Shareholders should call the Funds’ distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.
Please Retain This Supplement For Future Reference.
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